UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2007

RENOVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 8, 2007, Renovis, Inc. publicly disseminated a press release announcing the achievement of two milestones in its research collaboration with Pfizer Inc. to discover and develop VR1 antagonists for the potential treatment of pain and other indications, which triggered aggregate payments to Renovis of $4.5 million.

The full text of the press release issued is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Revised Guidance

Financial projections involve a high level of uncertainty due, among many factors, to the variability involved in predicting the requirements of drug discovery and clinical development activities and the potential for Renovis to enter into new licensing agreements or strategic collaborations. Renovis plans to update financial guidance for 2007, as necessary, when it releases results for each quarter or upon the announcement of material corporate events.

For the year ending December 31, 2007, the Company has updated its financial guidance as previously announced and now expects:

•	total contract revenue from existing agreements of $9.0 million to $10.0 million; and

•	total operating expenses of $28.0 million to $32.0 million, excluding non-cash, stock-based compensation to be recognized in accordance with SFAS No. 123R and $1.1 million in restructuring expense.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this report regarding our strategy, future operations, future financial results, including future revenues and operating expenses, preclinical and clinical development activities, anticipated preclinical and clinical development progress, plans and objectives of management are forward-looking statements. We may not actually achieve these plans, intentions or expectations and Renovis cautions investors not to place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors that could cause actual results or events to differ materially from the forward-looking statements that we make are described in greater detail in the reports we file with Securities and Exchange Commission, including the “Risk Factors” section of our Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on May 9, 2007, and our Annual Report on Form 10-K, which was filed on March 15, 2007. Renovis is providing this information as of the date of this report and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Renovis, Inc. dated June 8, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007	RENOVIS, INC.

	By:	/s/ John C. Doyle
	Name:	John C. Doyle
	Title:	Senior Vice President, Corporate Development, and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Renovis, Inc. dated June 8, 2007

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